SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Jan. 02, 2016
General
Nature of Operations

Nature of Operations

        We develop identification and decorative solutions primarily for businesses worldwide. Our products include pressure-sensitive labeling technology and materials; films for graphic and reflective applications; performance tapes; brand and price tickets, tags and labels (including radio-frequency identification ("RFID") inlays); and pressure-sensitive adhesive products for surgical, wound care, ostomy, and electromedical applications.

Principles of Consolidation	Principles of Consolidation The consolidated financial statements include the accounts of majority-owned subsidiaries. Intercompany accounts, transactions and profits are eliminated in consolidation.
Fiscal Year

Fiscal Year

        Normally, our fiscal years consist of 52 weeks, but every fifth or sixth fiscal year consists of 53 weeks. Our 2015 and 2013 fiscal years consisted of 52-week periods ending January 2, 2016 and December 28, 2013, respectively. Our 2014 fiscal year consisted of a 53-week period ending January 3, 2015.

Financial Presentation

Financial Presentation

        As further discussed in Note 2, "Discontinued Operations, Sale of Product Line, and Sale of Assets," we have classified the operating results of our Office and Consumer Products ("OCP") and Designed and Engineered Solutions ("DES") businesses, together with certain costs associated with their divestiture, as discontinued operations in the Consolidated Statements of Income for all periods presented. Unless otherwise noted, the results and financial condition of discontinued operations have been excluded from the notes to our Consolidated Financial Statements.

Prior Period Financial Statement Revision

Prior Period Financial Statement Revision, Reclassifications, and Accounting Changes

        In 2015, we determined that certain of our benefit plans (that were frozen between 1994 and 2003) were not properly accounted for since their inception between 1984 and 1988. This resulted in an understatement of long-term retirement benefits and other liabilities and the cumulative historical expenses related to these benefit plans. Additionally, we identified certain liquid short-term bank drafts with maturities greater than 90 days that were improperly classified as cash and cash equivalents instead of other current assets, which resulted in an overstatement of operating cash flows, and tax effects related to certain foreign pension plans that were not properly accounted for on our consolidated financial statements.

        We assessed the materiality of these errors on our financial statements for prior periods in accordance with United States Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in Accounting Standards Codification ("ASC") 250, Presentation of Financial Statements, and concluded that they were not material to any prior annual or interim periods. However, the aggregate amount of the prior period revisions of approximately $24 million would have been material to our current Consolidated Statements of Income. Consequently, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), we have corrected these errors for all prior years presented by revising the consolidated financial statements and other financial information included herein. We also corrected the timing of immaterial previously recorded out-of-period adjustments and reflected them in the revised prior period financial statements, where applicable. Periods not presented herein will be revised, as applicable, in future filings.

        Additionally, as further discussed in "Recent Accounting Requirements" below, we adopted the provisions of an accounting standard amendment earlier than required, resulting in the retrospective reclassification of debt issuance costs from other assets to a reduction of long-term debt. The effects on the Consolidated Balance Sheets are included in the information below.

        Certain prior year amounts have been reclassified to conform to the current year presentation. The Consolidated Statements of Comprehensive Income have been reclassified to present the components of comprehensive income, net of tax.

        The effects of the revision and adoption of accounting standard on our Consolidated Balance Sheets were as follows:

(In millions)	As Previously Reported January 3, 2015	Debt Issuance Cost Reclassification	Adjustment	As Revised January 3, 2015

Cash and cash equivalents	$227.0	$–	$(19.8)	$207.2
Other current assets	136.1	–	19.8	155.9
Non-current deferred income taxes	311.0	–	1.9	312.9
Other assets	463.6	(5.2)	–	458.4
Total assets	4,360.2	(5.2)	1.9	4,356.9
Current deferred and payable income taxes	64.9	–	(4.8)	60.1
Total current liabilities	1,597.8	–	(4.8)	1,593.0
Long-term debt and capital leases	945.3	(5.2)	–	940.1
Long-term retirement benefits and other liabilities	622.8	–	25.5	648.3
Retained earnings	2,137.1	–	(20.6)	2,116.5
Accumulated other comprehensive loss	(547.3)	–	1.8	(545.5)
Total shareholders' equity	1,066.5	–	(18.8)	1,047.7
Total liabilities and shareholders' equity	4,360.2	(5.2)	1.9	4,356.9

        The effects of the revision on our Consolidated Statements of Income were as follows:

	2014			2013
(In millions)	As Previously Reported	Adjustment	As Revised	As Previously Reported	Adjustment	As Revised

Marketing, general and administrative expense	$1,155.3	$3.6	$1,158.9	$1,179.0	$(4.8)	$1,174.2
Interest expense	63.3	–	63.3	59.0	1.9	60.9
Income from continuing operations before taxes	364.4	(3.6)	360.8	363.1	2.9	366.0
Provision for income taxes	113.3	.2	113.5	118.8	5.5	124.3
Income from continuing operations	251.1	(3.8)	247.3	244.3	(2.6)	241.7
Loss from discontinued operations, net of tax	(2.2)	–	(2.2)	(28.5)	–	(28.5)
Net income	248.9	(3.8)	245.1	215.8	(2.6)	213.2
Per share amounts:
Net income (loss) per common share:
Continuing operations	$2.68	$(.04)	$2.64	$2.48	$(.02)	$2.46
Discontinued operations	(.03)	–	(.03)	(.29)	–	(.29)

Net income per common share	$2.65	$(.04)	$2.61	$2.19	$(.02)	$2.17

Net income (loss) per common share, assuming dilution:
Continuing operations	$2.62	$(.04)	$2.58	$2.44	$(.03)	$2.41
Discontinued operations	(.02)	–	(.02)	(.28)	–	(.28)

Net income per common share, assuming dilution	$2.60	$(.04)	$2.56	$2.16	$(.03)	$2.13

        The effects of the revision on our Consolidated Statements of Comprehensive Income were as follows:

	2014			2013
(In millions)	As Previously Reported	Adjustment	As Revised	As Previously Reported	Adjustment	As Revised

Net income	$248.9	$(3.8)	$245.1	$215.8	$(2.6)	$213.2
Translation loss	(154.7)	4.9	(149.8)	(53.3)	3.1	(50.2)
Pension and other postretirement benefits:
Net (loss) gain recognized from actuarial gain/loss and prior service cost/credit	(129.4)	4.2	(125.2)	29.4	18.7	48.1
Reclassifications to net income	16.9	–	16.9	9.0	1.0	10.0
Other comprehensive (loss) income, net of tax	(266.2)	9.1	(257.1)	(3.1)	22.8	19.7
Total comprehensive (loss) income, net of tax	(17.3)	5.3	(12.0)	212.7	20.2	232.9

        The effects of the revision on our Consolidated Statements of Cash Flows were as follows:

	2014			2013
(In millions)	As Previously Reported	Adjustment	As Revised	As Previously Reported	Adjustment	As Revised

Net cash provided by operating activities	$374.2	$(19.3)	$354.9	$320.1	$(.5)	$319.6
(Decrease) increase in cash and cash equivalents	(124.6)	(19.3)	(143.9)	116.2	(.5)	115.7

Use of Estimates

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or GAAP, requires management to make estimates and assumptions for the reporting period and as of the date of the financial statements. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenue and expense. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents

        Cash and cash equivalents generally consist of cash on hand, deposits in banks, as well as bank drafts and short-term investments with maturities of three months or less when purchased or received. The carrying value of these assets approximates fair value due to the short maturity of the instruments.

Accounts Receivable

Accounts Receivable

        We record trade accounts receivable at the invoiced amount. The allowance for doubtful account reserve represents allowances for customer trade accounts receivable that are estimated to be partially or entirely uncollectible. The customer complaint reserve represents estimated sales returns and allowances. These allowances are used to reduce gross trade receivables to their net realizable values. We record these allowances based on estimates related to:

•	Customer-specific allowances;
•	Amounts based upon an aging schedule; and
•	An amount based on our historical experience.

        No single customer represented 10% or more of our net sales in, or trade accounts receivable at, year-end 2015 or 2014. However, during 2015, 2014, and 2013 our ten largest customers by net sales represented approximately 15%, 13%, and 12% of our net sales, respectively. As of January 2, 2016 and January 3, 2015, our ten largest customers by trade accounts receivable represented approximately 14% and 15% of our trade accounts receivable, respectively. These customers were concentrated primarily in our Pressure-sensitive Materials reportable segment. We do not generally require our customers to provide collateral.

Inventories

Inventories

        Inventories are stated at the lower-of-cost-or-market value and are categorized as raw materials, work-in-progress or finished goods. Cost is determined using the first-in, first-out method. Inventory reserves are recorded to cost of products sold for damaged, obsolete, excess and slow-moving inventory and we establish a lower cost basis for the inventory. We use estimates to record these reserves. Slow-moving inventory is reviewed by category and may be partially or fully reserved for depending on the type of product, level of usage, and the length of time the product has been included in inventory.

Property, Plant and Equipment

Property, Plant and Equipment

        Depreciation is generally computed using the straight-line method over the estimated useful lives of the assets, ranging from ten to forty-five years for buildings and improvements and three to fifteen years for machinery and equipment. Leasehold improvements are depreciated over the shorter of the useful life of the asset or the term of the associated leases. Maintenance and repair costs are expensed as incurred; renewals and betterments are capitalized. Upon the sale or retirement of assets, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in net income.

Software

Software

        We capitalize internal and external software costs that are incurred during the application development stage of software development, including costs incurred for the design, coding, installation to hardware, testing, and upgrades and enhancements that provide the software or hardware with additional functionalities and capabilities. Internal and external software costs during the preliminary project stage are expensed, as are those costs during the post-implementation and/or operation stage, including internal and external training costs and maintenance costs. Capitalized software, which is included in "Other assets" in the Consolidated Balance Sheets, is amortized on a straight-line basis over the estimated useful life of the software, which is generally between five and ten years.

Impairment of Long-lived Assets

Impairment of Long-lived Assets

        Impairment charges are recorded when the carrying amounts of long-lived assets are determined not to be recoverable. Recoverability is measured by comparing the undiscounted cash flows expected from their use and eventual disposition to the carrying value of the related asset or asset group. The amount of impairment loss is calculated as the excess of the carrying value over the fair value. Historically, changes in market conditions and management strategy have caused us to reassess the carrying amount of our long-lived assets.

Goodwill and Other Intangibles Resulting from Business Acquisitions

Goodwill and Other Intangibles Resulting from Business Acquisitions

        Business combinations are accounted for by the acquisition method, with the excess of the acquisition cost over the fair value of net tangible assets and identified intangible assets acquired considered goodwill. As a result, we disclose goodwill separately from other intangible assets. Other identifiable intangibles include customer relationships, patents and other acquired technology, trade names and trademarks, and other intangibles.

        We have the following reporting units: materials; retail branding and information solutions; reflective solutions; performance tapes; and medical solutions. In performing the required impairment tests, we primarily apply a present value (discounted cash flow) method to determine the fair value of the reporting units with goodwill. We perform our annual impairment test of goodwill during the fourth quarter.

        Certain factors may result in the need to perform an impairment test prior to the fourth quarter, including significant underperformance of a business relative to expected operating results, significant adverse economic and industry trends, significant decline in our market capitalization for an extended period of time relative to net book value, or a decision to divest a portion of a reporting unit.

        We determine goodwill impairment using a two-step process. The first step is to identify if a potential impairment exists by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered to have a potential impairment and the second step of the impairment test is not necessary. However, if the carrying amount of a reporting unit exceeds its fair value, the second step is performed to determine if goodwill is impaired and to measure the amount of impairment loss to recognize, if any.

        The second step, if necessary, compares the implied fair value of goodwill with the carrying amount of goodwill. If the implied fair value of goodwill exceeds the carrying amount, then goodwill is not considered impaired. However, if the carrying amount of goodwill exceeds the implied fair value, an impairment loss is recognized in an amount equal to that excess.

        In consultation with outside specialists, we estimate the fair value of our reporting units using various valuation techniques, with the primary technique being a discounted cash flow analysis. A discounted cash flow analysis requires us to make various assumptions about the reporting units, including sales, operating margins, growth rates, and discount rates. Assumptions about discount rates are based on a weighted-average cost of capital for comparable companies. Assumptions about sales, operating margins, and growth rates are based on our forecasts, business plans, economic projections, anticipated future cash flows and marketplace data. Assumptions are also made for varying perpetual growth rates for periods beyond the long-term business plan period. We base our fair value estimates on projected financial information and assumptions that we believe are reasonable. However, actual future results may differ from those estimates and projections, and those differences may be material. The valuation methodology used to estimate the fair value of reporting units requires inputs and assumptions that reflect current market conditions, as well as the impact of planned business and operational strategies that require management judgment. The estimated fair value could increase or decrease depending on changes in the inputs and assumptions.

        We test indefinite-lived intangible assets, consisting of trademarks, for impairment in the fourth quarter or whenever events or circumstances indicate that it is more likely than not that their carrying amounts exceed their fair values. Fair value is estimated as the discounted value of future revenues using a royalty rate that a third party would pay for use of the asset. Variation in the royalty rates could impact the estimate of fair value. If the carrying amount of an asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

        See also Note 3, "Goodwill and Other Intangibles Resulting from Business Acquisitions."

Foreign Currency

Foreign Currency

        Asset and liability accounts of international operations are translated into U.S. dollars at current rates. Revenues and expenses are translated at the weighted-average currency rate for the fiscal year. Gains and losses resulting from hedging the value of investments in certain international operations and from translation of balance sheet accounts are recorded directly as a component of other comprehensive income.

Financial Instruments

Financial Instruments

        We enter into foreign exchange hedge contracts to reduce our risk from exchange rate fluctuations associated with receivables, payables, loans and firm commitments denominated in certain foreign currencies that arise primarily as a result of our operations outside the U.S. We enter into interest rate contracts to help manage our exposure to certain interest rate fluctuations. We also enter into futures contracts to hedge certain price fluctuations for a portion of our anticipated domestic purchases of natural gas. The maximum length of time for which we hedge our exposure to the variability in future cash flows for forecasted transactions is 36 months.

        On the date we enter into a derivative contract, we determine whether the derivative will be designated as a hedge. Those derivatives not designated as hedges are recorded on the balance sheets at fair value, with changes in the fair value recognized in earnings. Those derivatives designated as hedges are classified as either (1) hedges of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value" hedges); or (2) hedges of a forecasted transaction or the variability of cash flows that are to be received or paid in connection with a recognized asset or liability ("cash flow" hedges). Our policy is not to purchase or hold any foreign currency, interest rate or commodity contracts for trading purposes.

        We assess, both at the inception of the hedge and on an ongoing basis, whether hedges are highly effective. If it is determined that a hedge is not highly effective, we prospectively discontinue hedge accounting. For cash flow hedges, the effective portion of the related gains and losses is recorded as a component of other comprehensive income, and the ineffective portion is reported in earnings. Amounts in accumulated other comprehensive income (loss) are reclassified into earnings in the same period during which the hedged transaction affects earnings. In the event the anticipated transaction is no longer likely to occur, we recognize the change in fair value of the instrument in current period earnings. Changes in fair value hedges are recognized in current period earnings. Changes in the fair value of underlying hedged items (such as recognized assets or liabilities) are also recognized in current period earnings and offset the changes in the fair value of the derivative.

        In the Consolidated Statements of Cash Flows, hedges are classified in the same category as the item hedged, primarily in operating activities.

        See also Note 5, "Financial Instruments."

Fair Value Measurements

Fair Value Measurements

        We define fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities which are required to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability.

        We determine fair value based on a three-tier fair value hierarchy, which we use to prioritize the inputs used in measuring fair value. These tiers consist of Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring us to develop our own assumptions to determine the best estimate of fair value.

Revenue Recognition

Revenue Recognition

        Sales are recognized when persuasive evidence of an arrangement exists, pricing is determinable, delivery has occurred based on applicable sales terms, and collection is reasonably assured. Sale terms are free on board (f.o.b.) shipping point or f.o.b. destination, depending upon local business customs. For most regions in which we operate, f.o.b. shipping point terms are utilized and sales are recorded at the time of shipment, because this is when title and risk of loss are transferred. In certain regions, notably in Europe and China, f.o.b. destination terms are generally utilized and sales are recorded when the products are delivered to the customer's delivery site, because this is when title and risk of loss are transferred. Furthermore, sales, provisions for estimated returns, and the cost of products sold are recorded at the time title transfers to customers and when the customers assume the risks and rewards of ownership. Actual product returns are charged against estimated sales return allowances.

        Sales rebates and discounts are common practices in the industries in which we operate. Volume, promotional, price, cash and other discounts and customer incentives are accounted for as a reduction to gross sales. Rebates and discounts are recorded based upon estimates at the time products are sold. These estimates are based on our historical experience for similar programs and products. We review these rebates and discounts on an ongoing basis and accruals for rebates and discounts are adjusted, if necessary, as additional information becomes available.

Research and Development	Research and Development Research and development costs are related to research, design and testing of new products and applications and are expensed as incurred.
Long-Term Incentive Compensation

Long-Term Incentive Compensation

        No long-term incentive compensation expense was capitalized in 2015, 2014, or 2013.

        Changes in estimated forfeiture rates are recorded as cumulative adjustments in the period estimates are revised.

Valuation of Stock-Based Awards

        Our stock-based compensation expense is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a straight-line basis over the requisite service period for stock options and restricted stock units ("RSUs"). Compensation expense for performance units ("PUs") is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a straight-line basis as these awards cliff-vest at the end of the requisite service period. The compensation expense related to market-leveraged stock units ("MSUs") is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a graded-vesting basis over their respective performance periods.

        Compensation expense for awards with a market condition as a performance objective, which includes PUs and MSUs, is not adjusted if the condition is not met, as long as the requisite service period is met.

        The fair value of stock options is estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for our expected dividend yield, expected stock price volatility, risk-free interest rate and the expected option term.

        The fair value of RSUs and certain PUs that are subject to achievement of performance objectives based on a performance condition is determined based on the fair market value of our common stock as of the date of grant, adjusted for foregone dividends.

        The fair value of stock-based awards that are subject to achievement of performance objectives based on a market condition, which includes MSUs and certain PUs, is determined using the Monte-Carlo simulation model, which utilizes multiple input variables, including expected stock price volatility and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the target performance objectives established for the award.

        Certain of these assumptions are based on management's estimates, in consultation with outside specialists. Significant changes in assumptions for future awards and actual forfeiture rates could materially impact stock-based compensation expense and our results of operations.

Valuation of Cash-Based Awards

        Cash-based awards consist of long-term incentive units ("LTI Units") granted to eligible employees. Cash-based awards are classified as liability awards and remeasured at each quarter-end over the applicable vesting or performance period. In addition to LTI Units with terms and conditions that mirror those of RSUs, we also grant certain employees LTI Units with terms and conditions that mirror those of PUs and MSUs.

Accounting for Income Taxes for Stock-Based Compensation

        We elected to use the short-cut method to calculate the historical pool of windfall tax benefits related to employee and non-employee director stock-based compensation awards. In addition, we elected to follow the tax law ordering approach to determine the sequence in which deductions and net operating loss carryforwards are utilized, as well as the direct-only approach to calculate the amount of windfall or shortfall tax benefits.

        See also Note 12, "Long-term Incentive Compensation."

Taxes Based on Income

Taxes Based on Income

        Our provision for income taxes is determined using the asset and liability approach following the provisions of ASC 740, Accounting for Income Taxes. Under this approach, deferred income taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax basis of assets and liabilities. We record a valuation allowance to reduce our deferred tax assets when uncertainty regarding their realizability exists. We recognize and measure our uncertain tax positions following the more-likely-than-not threshold for financial statement recognition and measurement for tax positions taken or expected to be taken in a tax return.

        See also Note 14, "Taxes Based on Income."

Recent Accounting Requirements

Recent Accounting Requirements

        In January 2016, the Financial Accounting Standards Board ("FASB") amended guidance to require all equity investments to be measured at fair value, with changes in the fair value recognized through net income (other than those accounted for under the equity method of accounting or those that result in consolidation of the investee). In addition, the amendments eliminate certain requirements regarding equity investments. This guidance is effective for annual periods beginning after December 15, 2017, including interim periods within those fiscal years. We do not anticipate that adoption of this amended guidance will have a significant impact on our financial position, results of operations, cash flows, or disclosures.

        In November 2015, the FASB amended guidance to simplify the presentation of deferred income taxes by requiring that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The amendments are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods, with early application permitted for all entities as of the beginning of an interim or annual reporting period. The amendments can be applied either (i) prospectively to all deferred tax liabilities and assets or (ii) retrospectively to all periods presented. We elected to early adopt this standard for our fiscal year 2015 prospectively. The amendments had no impact on our results of operations, cash flows, or disclosures.

        In July 2015, the FASB amended guidance to simplify the subsequent measurement of inventory by requiring inventory to be measured at the lower of cost and net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. This guidance is effective for annual periods beginning after December 15, 2016, and interim periods within those fiscal years. We do not anticipate that adoption of this amended guidance will have a significant impact on our results of operations, cash flows, or disclosures.

        In May 2015, the FASB amended guidance to remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value ("NAV") per share (or its equivalent) practical expedient. Additionally, the amended guidance removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. We elected to early adopt this standard for our fiscal year 2015, which eliminated the requirement for us to categorize investments for which fair values are measured using the NAV per share in our consolidated financial statements. Refer to revised fair value disclosures in Note 6, "Pension and Other Postretirement Benefits."

        In April 2015, the FASB issued guidance about accounting for fees paid in a cloud computing arrangement. Examples of cloud computing arrangements include software as a service, platform as a service, infrastructure as a service, and other similar hosting arrangements. As clarified in the guidance, if a cloud computing arrangement includes a software license, the software license element of the arrangement should be accounted for consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract. This guidance is effective for annual periods beginning after December 15, 2015, and interim periods within those fiscal years, and may be adopted prospectively or retrospectively. We do not anticipate that adoption of this guidance will have a significant impact on our financial position, results of operations, cash flows, or disclosures.

        In April 2015, the FASB revised guidance to allow employers with fiscal year-ends that do not coincide with a calendar month-end to make an accounting policy election to measure defined benefit plan assets and obligations as of the end of the calendar month closest to their fiscal year-end. Employers that make this election must apply the alternative measurement date to all defined benefit plans. The guidance also allows all employers to elect to remeasure defined plan assets and obligations in interim periods at the closest calendar month-end to an event that triggers the remeasurement. We elected to early adopt this standard prospectively for our fiscal year 2015. Refer to Note 6, "Pension and Other Postretirement Benefits."

        In April 2015, the FASB revised guidance on the presentation of debt issuance costs. Under this revised guidance, debt issuance costs should be presented in the balance sheet as a direct deduction from the carrying value of the associated debt, consistent with the presentation of a debt discount. In August 2015, this guidance was further revised to allow for debt issuance costs related to line-of-credit arrangements to be classified as assets and amortized ratably over the term of the arrangement. This revised guidance is effective for annual periods beginning after December 15, 2015, and interim periods within those fiscal years. We elected to early adopt this standard for our fiscal year 2015 retrospectively. The impact of this adoption is presented in "Prior Period Financial Statement Revision, Reclassifications, and Accounting Changes." We continue to present debt issuance costs related to our line-of-credit arrangements as "Other assets" in the Consolidated Balance Sheets, as allowed under the guidance.

        In January 2015, the FASB issued guidance on simplification of income statement classification by removing the concept of extraordinary items from GAAP. Items that are both unusual and infrequent will no longer be separately reported net of tax after continuing operations. The existing requirement to separately present items that are of an unusual nature or occur infrequently on a pre-tax basis within income from continuing operations has been retained and was expanded to include items that are both unusual and infrequent. These items may be presented in the income statement or disclosed in the footnotes to the financial statements. The guidance is effective for periods beginning after December 15, 2015. Early adoption is permitted, but only as of the beginning of the fiscal year of adoption. We do not expect that our adoption of this standard will have any impact on our financial position, results of operations, cash flows, or disclosures.

        In August 2014, the FASB issued a new standard that requires an entity to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity's ability to continue as a going concern. Management's evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued. Under this new standard, substantial doubt exists when it is probable that the entity will be unable to meet its obligations as they become due within one year of the date the financial statements are issued. If applicable, certain disclosures are required, including management's plans to mitigate those relevant conditions or events to alleviate the substantial doubt. This standard is effective for annual periods and interim periods within those annual periods ending after December 15, 2016. Early adoption is permitted. We do not expect that adoption of this standard will have any impact on our financial position, results of operations, cash flows, or disclosures.

        In June 2014, the FASB revised guidance on share-based compensation awards that require a specific performance target to be achieved in order for the awards to vest. This revised guidance requires that a performance target that impacts vesting that can be achieved after the requisite service period be treated as a performance condition. As such, a performance target should not be reflected in estimating the grant-date fair value of the award. Compensation cost should be recognized in the period in which it becomes probable that a performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. The revised guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, and can be applied either (i) prospectively to all awards granted or modified after the effective date or (ii) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. Early adoption is permitted. We do not anticipate that our adoption of this revised guidance will have a significant impact on our financial position, results of operations, cash flows, or disclosures.

        In May 2014, the FASB issued revised guidance on revenue recognition. This revised guidance provides a single comprehensive model for accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. This revised guidance will require an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of contract(s), which includes (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue when each performance obligation is satisfied. This revised guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including qualitative and quantitative information about contracts with customers, significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. This revised guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, and can be applied retrospectively either to each prior reporting period presented or with the cumulative effect of adoption recognized at the date of initial application. Early adoption is permitted for fiscal periods beginning after December 15, 2016. Based on the information we have evaluated to date, we do not anticipate that the adoption of this revised guidance will have a significant impact on our financial position, results of operations, or cash flows.